Retirement Plans, Postretirement and Postemployment Benefits - Schedule of One Percentage-Point Change In Assumed Health Care Cost Trend Rate (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Compensation And Retirement Disclosure [Abstract]
Total service and interest cost components, Increase	$ 25
Postretirement benefit obligation, Increase	640
Total service and interest cost components, Decrease	(22)
Postretirement benefit obligation, Decrease	$ (575)